Exhibit 10.7

English translation

Purchase Contract of Jiangsu CEEG Electrical Transmission and Distribution

Equipment Co., Ltd.

(Only for Mining Industry Series Products)

Seller: Jiangsu CEEG Electrical Transmission and	Contract No: JS-0500747
Distribution Equipment Co., Ltd.	Place:
Buyer: CEEG (Nanjing) PV-Tech Co., Ltd.	Date: Dec.1st, 2005

I.	Commodity name, Brand, specifications and type, quantity and price

Commodity name	Brand	Specifications and type	Tapping range	Connection symbol	Resistance	Unit	Quantity	Unit price	Total amount	Delivery date
Switch board	CEEG	Referring to the drawing								Having been delivered
Total amount	In word: Four hundred and thirty two thousand (¥: 432,000.00)
Note

II.	Technical standards

1.	GB/T6451, GB1094 (Be applicable to Liquid–immersed power transformer and Amorphous alloys Liquid–immersed transformer)

2.	GB/T17467 (Be applicable to American and European Tank-type transformer)

3.	GB3906, GB11022 (Be applicable to HV switch cabinet)

4.	GB7251, GB9466 (Be applicable to LV switch cabinet)

III.	The condition and term upon which the seller should be responsible for the quality:

1.	The seller shall be responsible for Three Warranties (warranty for repair, replace and return) for one year, if there is any quality problem arising during the process of operation ..

2.	In case of any damage not attributable to the seller, the seller shall repair it at the buyer’s cost.

3.	The warranty period for the product shall be twenty years.

IV.	The criterion of packing, supply and callback of packing materials /

V.	Spare parts, accessories and tools of the products and quantity and supplying method /

VI.	The address and method of delivery (lading) /

VII.	The way of transportation, port of destination and fees /

VIII.	Criterion, method, place and term of checking and accepting of products /

IX.	The method and term of payment

To be internally negotiated

X.	The liability of breach /

XI.	The method of disputes settlement in relation to the contract: The seller and the buyer shall settle the disputes which may arise during the implementation of this contract by negotiations. If it is impossible to settle these disputes by negotiations, either party may file the dispute to the People’s Court in the place of the plaintiff.

XII.	Other issues agreed:

1.	The buyer shall remit payment to the seller’s appointed bank account and payment by cash is not allowed;

2.	This contract shall become effective when the seller receives the buyer’s advance payment. If the advance payment delays, the delivery date shall be postponed accordingly;

3.	Whereas the prices of the main raw materials of the transformer (silicon-steel sheet, electrolysis copper and etc.) fluctuate greatly, and if the actual delivery date is one month later than the date agreed herein, the seller shall have the right to make any increase or decrease of the contract price in accordance with the fluctuating range of the market price of the main raw materials at the time of actual delivery. The seller shall confirm the price with the buyer through a written notice;

4.	This contract shall become effective only if executed before Dec. 31st, 2005.

XIII.	This contract shall be made in five copies and shall become effective after signed and sealed by both parties.

Seller	Buyer	Opinion of Notarization
Company: Jiangsu CEEG Electrical Transmission and Distribution Equipment Co., Ltd. (Seal)	Company: (Seal) Address:	Handling person:
Address: 188 Zhongdian Avenue, Yangzhong,	Legal representative:
Jiangsu	Consigned attorney: /s/
Legal representative: Yin Guangyou	Tel.:	Official Sealing Day Month Year
Consigned attorney: /s/	Opening bank:
Tel.: 0511-8223722	Tax No.:
The appointed opening bank and account number of this contract: Yangzhong Branch of Bank of China 29725708091001 Tax No.: 321124749434249 Fax: 0511-8221256 Zip code: 212200	Account: Fax: Zip code:	(Note: unless otherwise specified by the government, notarization shall be on the basis of voluntary)

Supervising Department: Yangzhong Industrial and Commercial Administration Bureau of Zhenjiang, Jiangsu

Publication company: Yangzhong Printing Co., Ltd

Term: From Day Month Year to Day Month Year